UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2005

Jo-Ann Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Darrow Rd, Hudson, Ohio		44236
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 656-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Jo-Ann Stores, Inc. (NYSE: JAS), the leading national fabric and craft retailer (the "Company"), announced that it will revise its accounting for leases.

On February 7, 2005, the Office of the Chief Accountant of the Securities and Exchange Commission ("SEC") issued a letter to the Center for Public Company Audit Firms of the American Institute of Certified Public Accountants, which clarified existing generally accepted accounting principles applicable to leases and leasehold improvements. After conducting an internal review of its lease accounting procedures, and after discussion by management and the Chairperson of the Audit Committee of the Board of Directors of the Company with its independent registered public accounting firm, the Company determined that its historical accounting for leases was not consistent with the accounting principles described in the SEC’s letter. The Company’s previously issued consolidated financial statements, including those in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended May 1, 2004, July 31, 2004 and October 30, 2004, should no longer be relied upon.

In prior periods, the Company’s consolidated balance sheets have reflected the unamortized portion of construction allowances from landlords as a reduction of property and equipment instead of as a deferred rent credit. In addition, the Company’s statements of cash flows have reflected construction allowances as a reduction of capital expenditures within cash flows from investing activities, rather than cash flows from operating activities. Further, in prior periods, the Company had previously recognized the straight line rent expense for leases beginning on the commencement date of store operations, which had the effect of excluding the build-out period of its stores (during which the Company typically made no rent payments) from the calculation of the period over which it expenses rent on a straight-line basis. The Company believed that its historical lease accounting practices were appropriate under generally accepted accounting principles. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jo-Ann Stores, Inc.

March 3, 2005	By:	/s/ Brian P. Carney

Name: Brian P. Carney
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Jo-Ann Stores, Inc., dated March 2, 2005.